CONCENTRATIONS OF RISK	12 Months Ended
Dec. 31, 2025
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE 9 – CONCENTRATIONS OF RISK

The Company is exposed to the following concentration risks:

a.	Credit risk and major customers

Financial instruments that are potentially subject to credit risk consist principally of trade receivables. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

As of December 31, 2025 and 2024, 100% of the Company’s cash including cash on hand and deposits in accounts were maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of a bank’s failure. However, the Company has not experienced any such losses and believes it is not exposed to any significant risks on its cash in bank accounts.

The Company’s key customers are located in the PRC. The Company has not entered into long-term supply contracts with any of these major customers. During the years ended December 31, 2025 and 2024, the Company’s customers that accounted for 10% or more of the Company’s revenue were listed as follow:

	Year Ended December 31,
Customers	2025	2024
A	2%	51%
B	2%	33%
C	9%	11%
D	26%	-
E	19%	-
F	19%	-
G	14%	-
H	10%	-

The suppliers accounted for 10% or more of the Company’s purchases during the years ended December 31, 2025 and 2024.

	Year Ended December 31,
Suppliers	2025	2024
AA	21%	9%
BB	79%	82%

b.	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

c.	Exchange rate risk

The Company reports its financial statements in U.S. dollars (USD). However, the majority of its revenues and costs are denominated in Chinese Renminbi (RMB), and a significant portion of its assets and liabilities are also held in RMB. As a result, the Company is exposed to foreign exchange risk, as fluctuations in the exchange rate between USD and RMB may impact its revenues and financial results. A depreciation of RMB against USD would reduce the value of RMB-denominated revenues and assets when translated into USD.

The Company does not hold any derivative or other financial instruments that would expose it to substantial market risk.

d.	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operation may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy. The outbreak of COVID-19 pandemic has expanded all over the world since the beginning of 2020, which has greatly slowdown the growth of the global economy, including the PRC, and this effect might be continued until the COVID 2019 was controlled by the human being. The slowdown of the growth of the PRC’s economy might has adversely effect on our current business and future developments if we would not catch the opportunities of the increasing demand of medical from the popular residents.

The Company’s operations in the PRC are subject to special considerations. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.